UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 28, 2011

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 794-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 28, 2011, AspenBio Pharma, Inc. (the “Company”), posted an update presentation on its website. The Company’s presentation is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On November 28, 2011, the Company issued a press release titled, “AspenBio Reports Data from AppyScore Pilot Study and Planned Product Pathway.” A copy of the press release is attached hereto as Exhibit 99.2. On the same day, the Company held an investor conference call to provide updates on its recently completed pilot study, multi-marker product profile and expected product pathway for AppyScore™, a test designed to help physicians rule out acute appendicitis in pediatric and adolescent patients entering emergency rooms with symptoms suspicious for acute appendicitis. A copy of the conference call script is attached hereto as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

No.           Exhibit Description

99.1	Company information – Power Point Presentation” dated November 28, 2011.
99.2	Press Release dated November 28, 2011, titled “AspenBio Reports Data from AppyScore Pilot Study and Planned Product Pathway.”
99.3	Script of AspenBio Pharma, Inc. for Investor Conference Call held on November 28, 2011.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AspenBio Pharma, Inc. (Registrant)
Date: November 29, 2011	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer